UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14C-5(d)(2))
☒	Definitive Information Statement

Motos America Inc.

(Name of Registrant as Specified in its Charter)

☒.	No fee required.

☐.	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

☐	Fee paid previously with preliminary materials.
☐.	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MOTOS AMERICA INC.

3131 W 2210 S, Suite C

Salt Lake City, Utah 84119

__________________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share (“our common stock”), of Motos America Inc., a Utah corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the following actions taken by the consent of the majority of the holders of the common stock of the Company:

1.	The election of seven (7) directors to the Board of Directors of the Company, and

2.	The re-authorization of the 2022 Stock Option Plan for the benefit of certain employees and contractors.

The purpose of this Information Statement is to notify our stockholders that on October 13, 2023, at a Special Consent Meeting of a Majority of the Shareholders of the Company representing approximately 81% of the voting shares of Motos America Inc. executed a written consent approving the election of directors, and the re-authorization of the Stock Option Plan, both of which will be effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for these actions. As a result, no further action by any other stockholder is required to approve these actions and we have not solicited, and will not be soliciting, your approval of these actions.

This notice and the accompanying Information Statement are being mailed to our stockholders of record as of October 11, 2023 on or about October 13, 2023.  This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

Motos America Inc.

/s/ Vance B. Harrison
Vance B. Harrison Chief Executive Officer

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MOTOS AMERICA INC.

3131 W 2210 S, Suite C

Salt Lake City, Utah 84119

__________________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Action by Written Consent of a Majority of Shareholders

__________________________________

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (“our common stock”), of MOTOS AMERICA INC., a Nevada corporation, in connection with the actions by written consent of the holder of a majority of our issued and outstanding shares of our common stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to MOTOS AMERICA INC. We are mailing this Information Statement to our stockholders of record as of October 11, 2023 on or about October 13, 2023.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first made available to our stockholders.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Action by Majority Stockholder

This notice and accompanying Information Statement is furnished to the holders of shares of our common stock in connection with the following:

On October 13, 2023, at a Special Consent Meeting of a Majority of the Shareholders of the Company representing approximately 81% of the voting shares of Motos America Inc. did consent to the following:

ACTION NO.1: The election of the following individuals to serve as directors of the Company:

Vance B. Harrison

Terina Liddiard

Jennifer Danielson

Brent L. Brown

Brent Sloan

David Ibarra

K.O. Murdock

ACTION NO.2: The affirmation of the 2022 Stock Option Plan of the Company.

In-as-much as a voting majority of the shareholders of the Company took such action via consent, your vote is not required on these two matters and is not being solicited in connection with the approval of these matters.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 11, 2023 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of our executive officers and directors, and (iii) our directors and executive officers as a group.

Unless otherwise indicated, the business address of each person listed is in care of MOTOS AMERICA INC., 3131 W 2210 S, Suite C, Salt Lake City, Utah 84119. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse or spousal equivalent.

Name & Address of Beneficial Owner	Title of Class of Share Ownership	Shares Beneficially Owned	Percent of Beneficial Ownership (%)
Officers and Directors
Vance B. Harrison, CEO-Director	Common	4,871,775	45.36%
Brent Sloan, Director	Common	1,469,700	13.67%
KO Murdock, Director	Common	1,333,334	12.40%
David Ibarra, Director	Common	444,445	4.13%
Brent L. Brown, Director	Common	382,000	5.40%
K. Kristian Odwarka, President	Common	355,000	1.40%
Terina Liddiard, CFO - Director	Common	19,000	0.30%
Lisa Higgins, CLO/CCO	Common	16,000	0.20%
Jennifer Danielson, Director	Common	16,000	0.20%
Total of Officers and Directors		8,907,254	83.06%

Other 5% Shareholders:
None

ADDITIONAL INFORMATION

Where You May Find Additional Information

We file annual, quarterly and current reports with the Securities and Exchange Commission (the “SEC”). Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at 3131 W 2210 S, Suite C, Salt Lake City, Utah 84119 or by telephone at (385) 386-6700.

In addition, information is available to shareholders of the company at a website maintained for this purpose by the company, found at https://motosamerica.com/info. At this address, shareholders may access the annual reports of the company, the resumes of the Directors of the Company, the Stock Option Plan, and additional pertinent information.

Householding

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process, which is commonly referred to as “householding” provides potentially extra convenience for stockholders and cost savings for companies.

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For this Information Statement, a number of brokers with account holders who are stockholders of ours will be householding our Information Statement and the documents incorporated by reference that we are furnishing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or from our company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive a separate Information Statement, or if you currently receive multiple copies of the Information Statement at your address and would like to request householding of our communications, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should contact us in writing at 3131 W 2210 S, Suite C, Salt Lake City, Utah 84119 or by telephone at (385) 386-6700.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at 3131 W 2210 S, Suite C, Salt Lake City, Utah 84119

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

By Order of the Board of Directors, MOTOS AMERICA INC.

/s/ Vance B. Harrison
Vance B. Harrison Chief Executive Officer

October 19, 2023

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